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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated April 20, 1999 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of Lillian Vernon Corporation, which is incorporated by reference in Lillian Vernon Corporation's Annual Report on Form 10-K for the year ended February 27, 1999.

PricewaterhouseCoopers LLP



New York, New York
November 18, 1999